UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 15, 2005
(Date of report; date of
earliest event reported)

COMMISSION FILE NUMBER: 333-105077

CAPITAL AUTO RECEIVABLES, INC.
CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-1
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	38-3082892 20-6551088 (I.R.S. Employer Identification No.)

C/O GENERAL MOTORS ACCEPTANCE CORPORATION
200 RENAISSANCE CENTER
P.O. BOX 200 DETROIT, MICHIGAN
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

The month shown in the Hurricane Accounts Section of the November 2005 Servicing Report has been restated to read "November Accounts Over 60" rather than "October Accounts Over 60" as previously stated. This change has no effect on the underlying values of the previously published November 2005 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DOCUMENT DESCRIPTION

20	Restated Monthly Servicing Report for the November 2005 Collection Period

2

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-1
		By:	GENERAL MOTORS ACCEPTANCE CORPORATION (Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust.)
Date:	April 26, 2006		/s/ Jerome B. Van Orman, Jr.
Jerome B. Van Orman, Jr.,
Group Vice President — Finance and Chief Financial Officer of GMAC North American Operations

EXHIBIT INDEX

Exhibit No.	Description

20	Restated Monthly Servicing Report for the November 2005 Collection Period